UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: September 2, 2004)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



       DELAWARE                1-11871                    11-3312952
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   (State or other           (Commission               (I.R.S. Employer
     jurisdiction            File Number)             Identification No.)
  of incorporation)

150 East 58th Street, Suite 3238                                      10155
New York, New York
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                September 2, 2004



ITEM 7.01.  REGULATION FD DISCLOSURE

         On September 2, 2004, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that its wholly owned engineering services subsidiary, Commodore Advanced Sciences, Inc. (CASI), has been awarded an environmental sampling and data integration contract by Bechtel Jacobs Company, LLC of Oak Ridge, TN. CASI is the lead small business member of the Commodore Advanced Sciences Team (CAST), which also includes team members Science Applications International, Inc. (SAIC), and RCS Corporation (RCS). The Environmental Data Acquisition and Management (eDAM) contract awarded to CAST is valued at over $12 million for the base and option periods September 2004-2008. A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits.

            99.1     Press Release dated September 2, 2004.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 2.02, Disclosure of Results of Operations and Financial Condition.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  September 2, 2004                    By:  /s/ James M. DeAngelis
                                                --------------------------
                                                James M. DeAngelis
                                                Senior Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX


         Exhibit No.
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            99.1         Press Release dated September 2, 2004 issued by
                         Commodore Applied Technologies, Inc.